                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                              Calprop Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               CALPROP CORPORATION
                            13160 MINDANAO WAY, #180
                        MARINA DEL REY, CALIFORNIA 90292

                NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2003


To the Shareholders of
Calprop Corporation:

     We will be holding our 2003 Annual Meeting of Shareholders on June 23, 2003 at 2:00 p.m., local time, at the Company's principal offices at 13160 Mindanao Way, #180, Marina Del Rey, California. The purposes of the meeting are the following:

     1. To elect three directors of the Company to serve until the Next Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. To approve a 100:1 reverse stock split; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 30, 2003 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.


                                   By Order of the Board of Directors,



                                   Mark F. Spiro
                                   VICE PRESIDENT/SECRETARY/TREASURER

Dated:   May 17, 2003

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                               CALPROP CORPORATION
                            13160 MINDANAO WAY, #180
                        MARINA DEL REY, CALIFORNIA 90292

                                ----------------

                   PROXY STATEMENT FOR THE 2003 ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2003

                                ----------------

                               GENERAL INFORMATION

     This Proxy Statement is being mailed to the shareholders of Calprop Corporation, a California corporation, in connection with our 2003 Annual Meeting of Shareholders. The meeting will be held on June 23, 2003, at our main office in Marinia Del Rey. The Board of Directors is soliciting your proxy to be used at the the 'Meeting and any adjournment or adjournments thereof. If you send in your proxy, you may revoke it later on in one of three ways, so long as you take that action before the proxy is voted at the meeting: (1) you may send the Secretary of the Company a signed written notice revoking the proxy; (2) you may send the Secretary a signed proxy bearing a later date; or (3) you may attend the meeting and elect to vote in person. All shares represented by properly signed and unrevoked proxies that are received in time for the Meeting will be voted in accordance with your instructions on the proxy card.

     The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of the Company's directors, officers and regular employees, without extra compensation, may solicit proxies by telegram, telephone and personal interview.

     Our Annual Report for 2002 (which includes our Form 10-K for the year ended December 31, 2002) is being mailed to shareholders at the same time as this Notice of Annual Meeting and Proxy Statement. You may also look at these documents on our website at www.calprop.com. In addition to this mailing, both Internet voting (www.eproxy.com/CLPO) and telephonic voting (1-800-435-6710) are being offered as an alternative to sending in a signed proxy.

                                  VOTING RIGHTS

     We have fixed the close of business on April 30, 2003, as the record date for the meeting. If you were a shareholder on that date, you are entitled to notice of the meeting and may vote at the meeting and any adjournment or adjournments. On the Record Date, we had 10,239,105 shares of Common Stock, no par value, outstanding. We have only one class of stock outstanding. All of these shares are entitled to be voted at the meeting, and in the election of directors, we will use cumulative voting. This is described in "Election of Directors" below.

     A majority of the outstanding shares will constitute a quorum at the meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as to determine if we have a quorum. If you send in your proxy but abstain on an issue, your shares will be counted in the tabulation of votes cast on that issue, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     Victor Zaccaglin, Chairman of the Board and Chief Executive Officer of the Company, beneficially owns approximately 43.8% of the outstanding shares of our common stock. He has advised management that he intends to vote his shares for the nominees for director listed below and for the reverse stock split. The other officers, directors and affiliates of the Company beneficially own in the aggregate approximately 45.8% of the outstanding shares of the common stock. It is anticipated that they will vote for the nominees for director and for the reverse stock split. If all such shares are voted for the nominees and for the reverse split, no additional affirmative vote of the outstanding shares will be required in order for all the nominees to be elected and for the reverse split to be approved.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS

     The following table shows, as of the record date for the meeting, information about the beneficial ownership of our common stock by each person known to us who owns beneficially five percent or more of our common stock. A person is considered the beneficial owner of securities, whether or not he has any economic interest in them, if he has, directly or indirectly (or shares with others), voting or investment power over the securities or has the right to acquire such power within sixty days. The percentages shown in table and in the table under the caption "Beneficial Ownership of Management" are based on the 10,239,105 shares of common stock outstanding on the record date, plus any shares which may be acquired upon exercise of stock options by such person which are exercisable on or within sixty days after such date. Accordingly, the percentages are based upon different denominators.

                                                NUMBER OF SHARES
              NAME AND ADDRESS OF                OF COMMON STOCK     PERCENT
               BENEFICIAL OWNER               BENEFICIALLY OWNED(1)  OF CLASS
               ----------------               ---------------------  --------

       Victor and Hannah Zaccaglin(2)              4,485,129          43.8%
       13160 Mindanao Way, #180
       Marina Del Rey, California 90292

       John Curci(3)                               2,993,619          29.2%
       717 Lido Park Drive
       Newport Beach, California 92663

       Ronald S. Petch (4)                        625,409 (5)         6.0%
       13160 Mindanao Way, #180
       Marina Del Rey, CA  90292


     (1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in the table or included in filings with the Securities and Exchange Commission. Except as indicated in the notes to the table, each shareholder included in the table has sole voting and dispositive power with respect to the shares shown to be beneficially owned by such shareholder. The table may not reflect limitations on voting power and investment power arising under community property and similar laws.

     (2) Various members of Victor and Hannah Zaccaglin's family own Common Stock of the Company. Although there is no agreement or understanding between such parties as to the holding or voting of their respective shares of Common Stock, it is anticipated that such persons (including John Curci and Ronald S. Petch) will vote for the nominees for director and for the reverse stock split.

     (3) John Curci is Victor Zaccaglin's cousin.

     (4) Ronald S. Petch is Victor Zaccaglin's nephew.

     (5) This amount also includes 230,000 shares acquirable under options which were exercisable by Mr. Petch on or within sixty (60) days after the record date.

BENEFICIAL OWNERSHIP OF MANAGEMENT

     The following table shows as of the record date, certain information concerning the beneficial ownership of our common stock by (i) each of our directors and nominees for director, (ii) each of our executive officers and
(iii) all directors and executive officers of the Company as a group.


                                                                              NUMBER OF SHARES OF
                                                                                  COMMON STOCK          PERCENT
        NAME OF BENEFICIAL OWNER                                            BENEFICIALLY OWNED (1)(2)   OF CLASS
        ------------------------                                            -------------------------   --------
        Victor Zaccaglin(3), CEO and director                                       4,485,129             43.8%
        Ronald S. Petch (4), formerly President and a director                        625,409              6.0%
        Mark F. Spiro, CFO and director                                               455,000              4.4%
        Richard Greene, Vice President                                                188,000              1.8%
        Susan Soh. Controller                                                          18,000              0.2%
        Curtis Gullett, Vice President                                                 11,100              0.1%
        Mark T. Duvall, director                                                       32,500              0.3%
        All Directors and Executive Officers as a group (6 persons)                 5,189,729             47.7%

     (1) See Note 1 to the preceding table.

     (2) Includes the following numbers of shares of Common Stock acquirable under options which were exercisable on or within sixty days after April 17, 2003: Ronald S. Petch, 230,000; Mark F. Spiro, 220,000; Richard Greene, 150,000; Curtis Gullett, 8,600; Susan Soh, 16,000; Mark T. Duvall, 22,500; all Directors and Executive Officers as a group, 647,100.

     (3) See Notes 2 and 3 to the preceding table.

     (4) See Notes 4 and 5 to the preceding table. Mr. Petch resigned as a director and officer on April 10, 2003.

                                 PROPOSAL No. 1

                      NOMINATION AND ELECTION OF DIRECTORS

     Our Board of Directors is comprised of five directors. Three directors are standing for re-election at the meeting, and we will have two vacancies. Each director elected at the meeting will hold office for a term expiring at the 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

     It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the three nominees named below. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, it is intended that if such an event should occur, such shares will be voted for such substitute nominee or nominees as may be selected by the Board of Directors. The candidates receiving a plurality of the votes of the shares present and entitled to vote at the meeting, in person or by proxy, will be elected.

     Pursuant to California law, the election of directors is by cumulative voting. Under cumulative voting, you are entitled to multiply the number of shares you hold by the number of directors to be elected (in this case, three) and then you cast that number of votes for one nominee or distribute your votes among all of the nominees as you see fit. For example, if you hold 1,000 shares, you may cast 3,000 votes, all for one person or divide your 3,000 votes among all three candidates in varying numbers. By sending in your proxy, you are authorizing the proxyholders to vote your shares for the nominees as they determine is appropriate.

     Set forth below is certain information regarding the nominees for director of the Company. Messrs. Zaccaglin, Duvall and Spiro are currently serving as directors for terms expiring at the meeting.

NOMINEES FOR ELECTION AS DIRECTORS

                                                   PRINCIPAL OCCUPATION                   DIRECTOR
               NAME             AGE        AND OTHER POSITIONS WITH THE COMPANY            SINCE
               ----             ---        ------------------------------------            -----
          Victor Zaccaglin      82    Chairman of the Board and Chief Execu-                1961
                                      tive Officer of the Company since 1961 and
                                      also President from 1961 to October, 1987
                                      and from March, 1992 to November, 1993.

          Mark F. Spiro         51    Chief Financial Officer of the Company since 1993     1998
                                      and formerly, Chief Financial Officer of Inco
                                      Homes from 1989 to 1993.

          Mark T. Duvall        42    Portfolio Manager at Wells Fargo since 1994;          1999
                                      Chief Financial Analyst at Strategic Wealth
                                      Management 1992 to 1994; and Financial Analyst at
                                      Simpson Investment Company 1987 to 1992.

In December 2002, Mr. E. James Murar resigned as a director of the company. Mr. Murar advised management that he did not wish to continue serving as a director in light of new requirements and exposure to liability brought about by the Sarbanes-Oxley Act passed in mid-2002. In April 2003, Mr Ronald Petch resigned as the president and a director of the company to pursue other business opportunities. Neither resigned as a result of any dispute with current management of the company. As more fully discussed under "Reverse Stock Split" below, management has been unable to find other suitable candidates who are willing to take on the responsibility of serving as a director of a public company. As a result, the company has elected to leave two vacancies on its board.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors held a total of three regular meetings during calendar year 2002. All directors attended no less than 66% of the aggregate of
(a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board on which he served.

     The Company has an Audit Committee, the function of which is to assist the Board of Directors in fulfilling its responsibilities with respect to corporate accounting, auditing, and reporting practices. In performing such function, the Audit Committee is responsible for selecting the firm of certified auditors to be retained as the Company's auditors and maintains a direct line of communication with the Company's independent auditors. The Audit Committee has met and discussed with management the Company's audited financial statements at and for the years ended December 31, 2002. Based on the Committee's review of the audited statements and its discussion of certain items with the Company's independent auditors (including matters required under Statement of Auditing Standards 61 as well as the letter and disclosures required by Independence Standards Board Standard No. 1), the Committee recommended that the audited statements for 2002 be included in the Form 10-K Annual Report, a copy of which accompanies this proxy statement. The Audit Committee held two meetings during calendar year 2002 in which its then-current members, Messrs. Duvall, Zaccaglin and Murar (the Chairman of the Audit Committee) were present. As noted above, Mr. Murar resigned at the end of 2002.

     The Company also has a Stock Option/Compensation Committee which authorizes and reviews the chief executive officer's compensation and the granting of stock options and stock to key employees and directors of the Company. This committee held one meeting during calendar year 2002 in which its then-current members, Messrs. Duvall, Zaccaglin and Murar (the Chairman of the Stock Option/Compensation Committee) were present.

     The Company has no Nominating Committee.

BOARD STOCK OPTION/COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Executive Compensation Program is administered by the Stock Option/Compensation Committee (the "committee") of the Board of Directors. Until Mr. Murar's resignation as a director, the committee included two independent, nonemployee directors and one director who is an officer of the Company. The committee strives to set an executive compensation program which emphasizes both business performance and shareholder value. It attempts to do this by attracting, rewarding, and retaining qualified and productive individuals, tying compensation to both Company and individual performance, ensuring competitive and equitable compensation levels, and fostering executive stock ownership. The committee also relies on recommendations from the Company's management regarding executive compensation levels.

     The committee reviews each management employee's salary annually. In determining an appropriate salary level, the committee considers the level and scope of responsibility, experience, individual performance, an evaluation of the Company's performance, and pay practices among similar companies in the industry. There are no specific performance or other criteria assigned to any of these measurements. The salary of the Chief Executive Officer was set at $208,499 for 2002 and is currently at $145,125 for 2003.

     The Company has implemented an annual incentive compensation plan and as discussed below, has adopted incentives as a component of the compensation of its officers and other certain employees. The Company's long term incentive philosophy is that compensation should be related to an improvement in shareholder value, thereby creating a mutuality of interest with the Company's stockholders. In furtherance of this objective, the Company awards its officers and certain other employees stock options, the objective being to provide a competitive total long-term incentive opportunity.

     The committee believes that the Company's stock option plan is compatible with shareholder interest in that it encourages executives to maintain a long-term equity interest in the Company. The provisions of the plan are also consistent with prevailing practices in the home-building industry. The committee is currently reviewing ways in which both the award of options and their exercise may be tied more closely to the performance of the Company's stock.

     Each of the members of the Company's Stock Option/Compensation Committee has specifically concurred in the foregoing report.

             COMPENSATION AND IDENTIFICATION OF EXECUTIVE OFFICERS;
                          TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

     The following table shows the annual and long-term compensation for services rendered in all capacities to the company during the 2002, and the two preceding fiscal years by our Chief Executive Officer, the other executive officers of the company and one additional person who received compensation in excess of $100,000 in 2002.


SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION(1)    LONG-TERM COMPENSATION
                                         ----------------------    -----------------------
                                                                   RESTRICTED   SECURITIES
                                                                     STOCK      UNDERLYING      ALL OTHER
NAME AND POSITION                         YEAR       SALARY         AWARD(S)     OPTION(S)   COMPENSATION(9)
---------------------------------------  ------     ---------      ----------   -----------  ---------------
Victor Zaccaglin(2)                       2002      $208,500              --        --                $887
Chairman of the Board and                 2001       208,500              --        --                 887
Chief Executive Officer and Director      2000       178,500              --        --                 887

Ronald S. Petch(3)                        2002      $277,659              --        --              $1,320
Director, Chief Operating                 2001       286,000              --        --               1,320
Officer and President                     2000       173,250              --        --               1,320

Mark F. Spiro(4)                          2002      $253,308              --        --                $512
Director and Chief Financial Officer      2001       265,000              --        --                 512
                                          2000       165,000              --        --                 512

Richard L. Greene(5)                      2002      $169,192              --        --                $924
Vice President of Northern California     2001       169,243              --        --                 924
Division
                                          2000       120,000              --        --                 804

Curtis Gullet (6)                         2002      $117,500              --        --                $246
Vice President of Southern California     2001       111,222              --        --                 246
Division
                                          2000        76,250              --        --                 219

Susan Soh (7)                             2002      $125,000              --        --                $298
Controller                                2001       133,750              --        --                 298
                                          2000        95,000              --        --                 282

Jim Gibson (8)                            2002      $111,000              --        --                 $81
Project Manager                           2001       121,837              --        --                  81
                                          2000        80,000              --        --                  54

     (1) Does not include certain amounts paid by the Company which may have value to the recipient as personal benefits. Although such amounts cannot be precisely determined, the Company has concluded that the aggregate amount thereof does not exceed 10% of the cash compensation of Messrs. Zaccaglin, Petch, Spiro, Greene, Gullett, Gibson, and Ms Soh.

     (2) Mr. Zaccaglin, age 82, has been Chairman of the Board and Chief Executive Officer of the Company since 1961. He was President from March, 1992 to November, 1993 and prior to that from 1961 to October, 1987.

     (3) Mr. Petch, age 58, was President from November, 1993 unitl his resignation in April 2003. Prior to that he was Vice President, Operations for appproximately 22 months. Since 1974, he has been a director of the Company, and from March 1981 until February 1992, he was engaged in real estate investments, development and marketing.

     (4) Mr. Spiro, age 51, has been employed by the Company since November 1993 as its Vice President of Finance, Secretary and Treasurer. From July 1989 until September 1993 he was employed as chief financial officer at Inco Homes, a residential builder in Southern California.

     (5) Mr. Greene, age 55, is a Vice President of the Northern California Division of the Company. He has been employed by the Company since July 1985, and prior to September 1991, was a senior project manager for the Company.

     (6) Mr. Gullett, age 39, is a Vice President of the Southern California Division of the Company. He has been employed by the Company since February 1997, and prior to December 2000, was general superintendent for the Company.

     (7) Ms. Soh, age 33, has been employed by the Company since June 1997 as its controller. From January 1997 to June 1997 she was employed as financial manager at DFS North American and from September 1993 to December 1997 at Deloitte & Touche, LLP as a senior accountant.

     (8) Mr. Gibson, age 49, is a project manager of the Company. He has been employed by the Company since September 1995, and prior to June 1997 was customer service manager for the Company.

     (9) Such other compensation represents the amount of insurance premiums paid by the Company with respect to term life insurance for the benefit of Messrs Zaccaglin, Petch, Spiro, Greene, Gullett, Gibson and Ms Soh.

     All of the Company's executive officers serve at the pleasure of the Board of Directors.

SUMMARY RESTRICTED STOCK AWARDS TABLE

     The amount shown in this table is based upon the closing market price of shares of the Company's Common Stock on the date of the restricted stock award multiplied by the number of shares awarded:


                      DATE OF       SHARES      AGGREGATE NO. OF      NO. OF SHARES        VALUE AT
NAME                   GRANT        GRANTED      SHARES GRANTED     VESTED AT 12/31/02     12/31/02
----                   -----        -------      --------------     ------------------     --------
Victor Zaccaglin     10/31/91       20,000           110,000               110,000          $84,700
                      10/6/93       30,000
                      10/4/95       30,000
                      10/8/97       30,000

Ronald S. Petch        2/2/92       10,000           120,000               114,000          $97,780
                      10/6/93       20,000
                      10/4/94       20,000
                      10/4/95       20,000
                      10/8/97       20,000
                      10/5/98       30,000

Mark F. Spiro         11/3/93       10,000            70,000                64,000          $49,280
                      10/4/94       10,000
                      10/4/95       10,000
                      10/8/97       10,000
                      10/5/98       30,000

Richard Greene       10/31/91        3,000            38,000                35,000          $26,950
                      10/6/93        5,000
                      10/4/94        5,000
                      10/4/95        5,000
                      10/8/97        5,000
                      10/5/98       15,000

Curtis Gullett        10/8/97        1,000             2,500                 2,200           $1,694
                      10/5/98        1,500

Susan Soh             10/5/98        2,000             2,000                 1,600           $1,232

Jim Gibson            10/5/98        2,500             2,500                 2,000           $1,540

FISCAL YEAR END OPTION VALUES

     The following table shows information about the unexercised options granted to our officers under our 1983 and 1993 Stock Option Plans.

                                                       SHARES OFCOMMON STOCK
                            SHARES ACQUIRED            UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                             UPON EXERCISE                OPTIONS HELD AT            IN-THE-MONEY OPTIONS AT
                             -------------               DECEMBER 31, 2002            DECEMBER 31, 2002 (1)
                                         VALUE           -----------------            ---------------------
NAME                       NUMBER       RECEIVED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                       ------       --------    -----------   -------------    -----------    -------------
Victor Zaccaglin           330,000          --        100,000           --           $8,250             --
Ronald S. Petch            325,000          --        230,000           --            5,775             --
Mark F. Spiro              170,000          --        220,000           --            4,950             --
Richard L. Greene           10,000      $8,125        152,000           --            2,675             --
Curtis Gullett                  --          --          8,600           --              165             --
Susan Soh                       --          --         16,000           --               --             --
Jim Gibson                      --          --         10,000           --               --             --

     (1) Options are "In-the-Money" if the fair market value of the underlying Common Stock at year-end exceeds the exercise price of the option.

COMPENSATION OF DIRECTORS

     Each non-employee director (Messrs. Murar prior to his resignation and Mr. Duvall) received annual compensation of $2,000 for serving as a director and no additional fees for serving as a member of any committee of the Board of Directors.

DEFERRED COMPENSATION PLAN

     The Company has established a plan under which executive officers who have received grants of restricted stock may defer the receipt of any stock which has not become vested until the earliest of 2004, their separation from service with the Company or a change in control of the Company. Participants in the plan may elect to further defer receipt of such stock until 2007. Stock which is deferred under the plan is held in a trust for the benefit of the participants; however, assets in the trust (i.e., shares of the common stock) are subject to the claims of the Company's creditors. Other than minor administrative costs borne by the Company, the plan does not entail material costs to the Company nor income to the participating officers (other than the value of the stock previously granted to the participants, which the Company believes has been deferred for federal income tax purposes until the stock is distributed to the participants).

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     At December 31, 2002, we had outstanding the following notes payable to the Curci-Turner Company. Mr. John Curci, Sr., a principal shareholder of the Company, is a principal of Curci-Turner Company . Under the terms of certain of the notes payable, Curci receives interest and participates in "Net Proceeds" from certain projects, as defined in the loan agreement. Net proceeds is generally is comparable to net profit:

                Project             Profit share          December 31,
                                                              2002
         ---------------------    -----------------    -----------------
         Secured loans:
           High Ridge Court             50%                  $2,366,102
           Saddlerock                   50%                   2,413,597
                                                       -----------------
                                                              4,779,699
         Unsecured loans                                      5,000,000
                                                       -----------------
                                                             $9,779,699
                                                       =================

     The $5,000,000 unsecured loan shown in the table is a working capital loan we obtained from Curci in 2002. The loan bears interest at 15% and matures on July 16, 2004. During 2001, we had obtained a $2,200,000 unsecured loan from Curci which bore interest at 20% with a maturity date of June 30, 2002. In 1999, Curci made an unsecured loan to the company for $1,000,000 which bore interest at 12% had a maturity date of June 30, 2002. The 1999 and 2001 loans were paid in their entirety as of December 31, 2002.

     During 1999, the company purchased from Rereaction Group of Companies its 50% ownership interest in a joint venture called RGCCLPO Development Co., LLC ("RGC"). The company owned the other 50% interest in the venture. The venture was established to develop a parcel of real property in Milpitas, California. Mr. E. James Murar, formerly a director of the company, was a partner in RGC. We paid $3,000,000 for the interest, consisting of $1,000,000 in cash and a $2,000,000 note. The note was paid in full as of December 31, 2002.

     During 1996, the Company converted its Preferred Stock to Common Stock and the accrued Preferred Stock dividend due to Messrs. Zaccaglin and Curci of $581,542 and $472,545, respectively, was exchanged for notes with interest payable at 10%. As of both December 31, 2002 the outstanding principal due on these notes was $581,542 and $462,330, respectively. The notes mature on December 31, 2003.

     Included in notes payable to related parties is a note payable to Mission Gorge, LLC which bears interest at 12%. Mission Gorge, LLC was formed by the Company and the Curci-Turner Company to develop a 200 acre parcel in the City of San Diego, California. The outstanding balance as of December 31, 2002 was $2,000,000. Also included in notes payable to related parties are notes payable to Victor Zaccaglin which bear interest at 12%. Outstanding balances as of December 31, 2002 aggregated $424,063. The Company has other loans from related parties, which provide for interest at 10% per annum and in which certain loans are due on demand. As of December 31, 2002 these loans totaled $740,000.

     On March 10, 1998, three officers, Messrs. Zaccaglin, Petch, Spiro and a former director of the Company, John L. Curci, exercised options to purchase a total of 720,000 shares of common stock with a weighted-average exercise price of $0.89 per share. The Company received $199,395 cash from Mr. Zaccaglin and received $447,813 in notes receivable from Messrs. Spiro, Petch and Curci as a result of the exercise of these options. The notes receivable accrue interest at 4.987% and had an original maturity date of March 10, 2001. The notes' maturity dates have been extended to March 10, 2004. During 2002, Mr. Curci paid his note in the amount of $22,188. As of December 31, 2002, accrued interest for the stock purchase loans was $102,233.

     On October 15, 1998, an officer of the Company, Mr. Richard Greene, exercised options to purchase a total of 10,000 shares of common stock with a weighted-average exercise price of $0.8125 per share. The Company received a note receivable for $8,125 from the officer as a result of the exercise of these options. The note receivable accrues interest at 4.987% and had an original maturity date of October 15, 2001. The note's maturity date was extended to October 15, 2002. During 2001, Mr. Greene partially paid the note, and retired the remaining balance in 2002.

                                 PROPOSAL No. 2
                          1-FOR-100 REVERSE STOCK SPLIT

INTRODUCTION

     The Board of Directors has adopted a resolution approving a 1-for-100 reverse split of our outstanding common stock. This would also cause a proportionate reduction in the authorized but unissued common stock. If implemented, as a result of the reverse split, the number of outstanding shares of common stock will be reduced from 10,239,105 shares to approximately 102,391 shares. Simultaneously, the number of authorized shares will be reduced from 20,000,000 shares to 200,000 shares.

     Our ultimate purpose for the reverse split is to de-register the company under the Securities and Exchange Act of 1934 and take the Company private. In order to de-register, we must have fewer than 300 shareholders of record. ny's stock be reduced to 300 or less.

     We recommend a vote FOR the proposal.

     The reverse split is subject to approval by a majority of outstanding shares of common stock. As reflected under the heading "Vote Required to Pass the Reverse Split Amendment," members of management hold a majority of the outstanding common stock. Members of management and other principal shareholders have indicated their intention to vote for the reverse split. Thus, it is expected that the proposal will pass.

     If the proposal passes, the reverse split will automatically occur when we file the amendment to our articles of incorporation, a copy of which is attached as Appendix A. However, even if the proposal passes, the reverse split will only be undertaken at the option of the Board of Directors. Thus, the Board of Directors may abandon the reverse split if it determines the split not to be in the best interests of our shareholders.

     If the proposal passes and we elect go forward with the reverse split, each holder of 100 shares of common stock will automatically become the holder of one post-reverse split share. No fractional shares will be issued, and any fractional shares that may result will be redeemed in cash based on the fair market value of the common stock. Shares held by shareholders affiliated with one another will be aggregated for this purpose to the extent commercially practicable. The redemption of the fractional shares will allow us to reduce the number of shareholders for the purpose of de-registering the company. It will also result in the liquidation of the interest of minor shareholders. The fair market value of the common stock will be determined (for purposes of the payment for fractional shares) based upon the average of the last reported sale prices on the OTCBB on each of the ten trading days ending on the day prior to the Effective Date. The Board of Directors believes that the public sale price of the common stock measured over a ten-day trading period will accurately reflect the fair market value of the common stock.

     You will not be required to exchange the certificates representing your old (pre-reverse split) shares of common stock for new ones. Instead, existing certificates will be deemed automatically to constitute and represent the correct number of post-split shares without further action by the shareholders. New certificates will only be issued as old certificates are delivered to us for transfers of shares that occur after the effective date of the reverse split.

REASONS FOR THE PROPOSED REVERSE SPLIT

     The Company is currently registered under the Securities Exchange Act of 1934. This means that we must file quarterly and annual reports with the Securities and Exchange Commission, solicit proxies and comply with new rules regarding the composition of our board and various committees. This is expensive for a company of our size and makes it difficult to attract and retain directors who are willing to take on the responsibilities required of publci company directors in the post-Enron era.

     Our common stock is traded on the OTCBB under the symbol "CLPO." As of the record date for the meeting, April 30, 2003, the market price per share of the stock was $0.40. Trading volume is extremely light. The Company has been consistently losing money. As a result of the low share price and the Company losing money, there has been a limited market for our stock.

     The new legal requirements imposed on public companies under the Sarbanes-Oxley Act add to the expense burden of being a public company. Management does not believe that the company can afford the expense of complying with these legal requirements and continue to conduct our business affairs. Therefore, we believe that de-registering the company will result in significant savings.

     We are not aware of any efforts by any person or persons to accumulate our common stock in order to obtain control of the Company, and the proposed reverse split is not intended to be an anti-takeover device. The approval of the proposal is being sought simply to provide the shareholders with an opportunity to have their shares redeemed for fair market value, and to allow the company to go private and avoid the expenses of being a public company.

EFFECT OF DE-REGISTERING

     Assuming the proposal passes and we are able to de-register, we will no longer be required to (i) file quarterly or annual reports with the SEC; (ii) send annual reports to shareholders, except as may be required by California law; (iii) solicit proxies; or (iv) have audited financial statements (although we anticipate that we will continue to obtain annual financial audits). Further, in order for shareholders who continue to hold shares to dispose of their common stock, they may have to register their shares under federal and state securities laws. Shareholders holding "restricted securities" will no longer be able to rely on Rule 144 because the Company will not meet the public availability of information requirement under that rule.

VOTE REQUIRED TO PASS THE REVERSE SPLIT AMENDMENT

     The Company must receive the approval of a majority of outstanding shares in order to pass the reverse split amendment. Victor Zaccaglin, Chairman of the Board and Chief Executive Officer, and John Curci, Sr., a principal shareholder of the Company, together have the requisite shares to pass the reverse split amendment. For the reasons stated above, they intend to vote in favor of the proposal. Therefore, the reverse split will pass.

REDEMPTION IN VIOLATION OF CALIFORNIA CORPORATIONS CODE SECTION 500

     The total cost to the company of the redemption of fractional shares is expected to be no more than $40,000, and management expects that the company will continue to be able to meet all of its obligations as they come due. Nevertheless, the redemption could violate California Corporations Code Section
500. That section prohibits the redemption of stock unless certain financial tests are met. Under Section 316, if a redemption is made in violation of
Section 500, the directors are jointly and severally liable for the amount of the illegal distribution plus interest and various costs. As a result, the directors of the company have agreed to fund the cost of the redemption on behalf of the company.

GENERAL EFFECTS OF PROPOSAL

     EFFECT ON STOCK

     The effect of the Proposal on the aggregate number of shares of the Company's Common Stock is as follows:

                                                           Number of Shares
                                                           ----------------

                                                                         Pro Forma for the reverse
                                                  Actual                         split(1)(2)
                                                  ------                         -----------
     Common Stock:

        Authorized                              20,000,000                          200,000

        Outstanding                             10,239,105                          102,391

        Available for issuance                   9,713,165                           97,132

        less 47,730 treasury shares

     Shareholders' equity (deficit):

        Common stock                           $10,235,305                      $10,235,305

        Additional paid-in capital              25,849,446                       25,849,446

        Deferred Compensation                      (28,600)                         (28,600)
        Stock Purchase Loans                      (527,858)                        (527,858)

        Accumulated deficit                    (28,649,573)                     (28,649,573)


     Total shareholders' equity                 $6,878,720                       $6,878,720
        (deficit)

(1) As adjusted on a pro forma basis to give effect to the decrease in the number of authorized shares of common stock and the automatic conversion of such shares following the reverse split.

(2) Subject to minor adjustment due to the cash-out of fractional shares. The Company estimates that it will pay an aggregate of approximately $40,000 to holders of fractional shares of Common Stock after the Reverse Split, based on the reported sale price of $0.40 per share, as of May 1, 2003.

     EFFECT ON SHAREHOLDERS

     The effect of the reverse split on shareholders will depend on whether your shares are redeemed or you continue to hold shares.

     Shareholders who continue to hold whole shares of the common stock will no longer have a market for their shares once the company is de-registered. This will make it difficult for you to dispose of your interest in the company. We do not anticipate taking any steps to create a market for shares of the stock, although we may develop a mechanism for shareholders to dispose of their shares following de-registration. In the future the Company may approach shareholders whose shares are not redeemed through the reverse split to buy back their shares.

     Shareholders with fractional shares will have their shares redeemed by the company. This means that those of you who currently hold less than 100 shares will be completely divested of your interest in the company. You may not be able to purchase shares of the company in the future if we are able to de-register. In addition, the redemption of your shares may or may not be beneficial, since it will result in a gain or loss for tax purposes and you will have no ability to control the timing of such gain or loss.

     For a description of the Company's business and future prospects, shareholders should refer to the Annual Report attached to this proxy statement.

     EFFECT ON MANAGEMENT

     Currently there are two major shareholders and several other individuals who own large interests in the company. The existing managers will continue to manage the company after the reverse split. Therefore, the reverse split should not have an effect on the management of the company. There are no plans to change management after the reverse split or de-registration.

     NO EXCHANGE OF STOCK CERTIFICATES REQUIRED

     As noted above under "Introduction," each current certificate representing issued and outstanding shares of Common Stock prior to the reverse split will automatically be deemed to represent the correct number of post-split shares without further action on your part. It will not be necessary for any shareholder to surrender the existing certificates representing such Common Stock.

     However, holders of shares constituting less than one (1) share of post-reverse split stock will be required to surrender their existing certificates in order to receive payment for their fractional share. Nevertheless, they will no longer be considered shareholders of the company following the filing of the reverse split amendment to our articles of incorporation. We will send you a separate announcement if your shares are being redeemed with instructions on how to return the shares in exchange for payment.

     FEDERAL INCOME TAX CONSEQUENCES

     A summary of all material federal income tax consequences of the proposed Reverse Split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences. Accordingly, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

     The reverse split will not be a taxable transaction to the Company.

     A shareholder will not recognize any gain or loss as a result of the reverse split, except that you may recognize gain to the extent of the cash you receive, if any, for fractional shares. The maximum cash payment that will be received by a shareholder for fractional shares is 99 times the share price of the Company's Common Stock. As of May 1, 2003 the share price was $0.40, resulting in a possible maximum payment of $39.60, per record holder.

     The aggregate tax basis of a shareholder's post-reverse split shares will equal the aggregate tax basis of your shares pre-reverse split, but this will be reduced by any basis allocable to the fractional shares for which you receive cash, if any. The holding period of the post-reverse split shares generally will include the holding period of your pre-reverse split shares, assuming your held the pre-reverse split shares as capital assets.

NO DISSENTERS' RIGHTS UNDER CALIFORNIA LAW

     Under California law, shareholders are not entitled to dissenters' rights with respect to the reverse split, and the company will not independently provide shareholders with any such rights.

CONCLUSION

     For the reasons discussed above, the board of directors encourages the shareholders to vote in favor of the reverse split to provide shareholders with an opportunity to have their shares redeemed by the Company, and to allow the Company to go private, avoiding the significant expenses associated with being a public company.


                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP served as our auditors in calendar year 2002. The Audit Committee of the Board of Directors selected Deloitte & Touche LLP as the Company's independent auditors for calendar year 2003 and considers the firm to be well qualified. If Deloitte & Touche LLP shall decline to act, or otherwise become incapable of acting, or if its engagement is otherwise terminated by the board or the Audit Committee (none of which events are currently anticipated), the Audit Committee will appoint other auditors for 2003. A representative of Deloitte & Touche LLP will be present at the meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to questions raised during the meeting.

     The Company's Audit Committee approves in advance all audit and non-audit services to be performed by the Company's independent auditors and considers the possible effect on the independence of the accountants.

     Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche, LLP for the annual financial statements for the year ended December 31, 2002 and the reviews of financial statemens included in our Quarterly reports on Form 10-Q for the year was $88,000.

     Other Fees. The aggregate fees billed for the services rendered to us by Deloitte & Touche, other than the fees for services discussed above, during our 2002 fiscal year were $48,750. These services consisted of tax preparation.

     No relationship exists between the Company and Deloitte & Touche LLP other than the usual relationship between independent auditors and client.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to the Company, the Company believes that during the calendar year ended December 31, 2002, its directors, officers and 10% shareholders complied with all filing requirements under
Section 16(a) of the Exchange Act.

                                PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's common stock to the Russell 2001 Index and an average of a group of six home builders, which includes California Coastal Communities, Inc. (CALC), Capital Pacific Holdings, Inc. (CPH), Century Builders Group, Inc. (CNYB), Dover Investments Corp., (DOVRA), Fortress Group, Inc. (FRTG), and Oriole Homes Corp. (OHC.B) for the five years ended December 31, 2001. The graph assumes that the value of the investment in the common stock and each index was $100 at December 31, 1996, and that all dividends were reinvested. The Company believes that such comparison remains a fair reflection of companies with comparable market capitalization to that of the Company.





                              [PERFORMANCE GRAPH]





----------------------------------------------------------------------------------------------------
                               DEC-97      DEC-98      DEC-99      DEC-00     DEC-01      DEC-02
----------------------------------------------------------------------------------------------------
Calprop Corp.                   $100        $218        $232        $155       $124        $115     Calprop Corp.
----------------------------------------------------------------------------------------------------
Russell 2000                    $100         $97        $118        $115       $117         $93     Russell 2000
----------------------------------------------------------------------------------------------------
Custom Composite Index (6       $100         $64         $57         $34        $50         $62     Custom
Stocks)                                                                                             Composite Index
                                                                                                    (6 Stocks)
----------------------------------------------------------------------------------------------------

THE CUSTOM COMPOSITE INDEX CONSISTS OF CALIFORNIA COASTAL, CAPITAL PACIFIC HOLDINGS, CENTURY BUILDERS (THROUGH 1Q02),

     DOVER INVESTMENTS, FORTRESS GROUP (THROUGH 2Q02) AND ORIOLE HOMES - CLASS
B.

                              SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Company's 2004 annual shareholders meeting must be received by the Company at its principal executive offices on or before January 3, 2004, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

                                         By order of the Board of Directors



                                         Mark F. Spiro
                                         VICE PRESIDENT/SECRETARY/TREASURER

Dated:   May 17, 2003


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               CALPROP CORPORATION
                            a California Corporation


Mark F. Spiro hereby certifies that:

1. He is the duly elected and acting Vice President and Secretary of said Corporation.

2. Article Four of the Articles of Incorporation of said corporation is hereby amended to read in full as follows:

"ARTICLE 4

     The corporation is authorized to issue one class of shares designated 'Common Stock'. The number of shares of Common Stock shall be 10,235,305 of no par value. Upon the amendment of this Article to read as herein set forth, each outstanding share of Common Stock is hereby converted into 1/100th (0.01) share of Common Stock shares.

     The holders of Common Stock shares shall be entitled to one vote for each such share at all meetings of shareholders and to notice thereof."

3. The foregoing amendment has been approved by the Board of Directors of said corporation.

4. The foregoing amendment has been approved by the required vote of the shareholders of said corporation in accordance with Sections 902 and 903 of the California Corporations Code. The total number of outstanding shares entitled to vote with respect to the foregoing amendment was 10,235,305 shares of Common Stock. The number of shares of Common Stock voting in favor of the foregoing Amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

                  I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.


DATE:     June ___, 2003



--------------------------------------------
Mark F. Spiro, Vice President and Secretary

PROXY                                                                      PROXY


                               CALPROP CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Calprop Corporation hereby appoints Victor Zaccaglin and Mark T. Duvall and each of them, with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 2003 Annual Meeting of Shareholders of Calprop Corporation to be held on June 26, 2003 at Calprop Corporation, 13160 Mindanao Way, #180, Marina Del Rey, California, at 2:00 p.m., local time, and at any adjournment(s) thereof, with all powers, including voting rights, which the undersigned would possess if personally present at said meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND ALL OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PAGE.



                               CALPROP CORPORATION

                       2003 ANNUAL MEETING OF SHAREHOLDERS

                               DATE: JUNE 26, 2003

                           TIME: 2:00 P.M., LOCAL TIME

                          LOCATION: CALPROP CORPORATION
                            13160 MINDANAO WAY, #180
                           MARINA DEL REY, CALIFORNIA

                             CONTACT: MS DORI BARON

                            TELEPHONE: (310) 306-4314


                                                                                                                   Please mark
                                                                                                                   your votes as [X]
 THE BOARD OF DIRECTORS RECOMMENDS                                                                                 indicated in
 A VOTE FOR ITEM 1.                                                                                                this example
                                  FOR   WITHHELD
                                        FOR ALL
 Item 1-ELECTION OF DIRECTORS     / /     / /                                                               FOR   AGAINST   ABSTAIN
        Nominees:                                    ITEM 2-TO AUTHORIZE THE PROPOSED 100:1 REVERSE STOCK   / /     / /       / /
        Victor Zaccaglin                             SPLIT
        Mark F. Spiro
        Mark T. Duvall                                                                                      FOR   AGAINST   ABSTAIN
                                                     ITEM 3-TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY / /     / /       / /
                                                     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------
                                                                        The undersigned hereby revokes any prior proxy and ratifies and confirms all acts that the proxies named on the reverse side of this page or their substitutes, and each of them,
                                                                        shall lawfully do or cause to be done by virtue hereof.

                                                                        The undersigned hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Shareholders and accompanying
                                                                        Proxy Statement dated May 17, 2003.

                                                                        The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers, including the right to cumulate votes, hereby conferred on the reverse side of this page.



Signature __________________________________________ Signature ________________________________________ Date ________________, 2003
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------
                                         ^ DETACH HERE FROM PROXY VOTING CARD ^

                                         VOTE BY INTERNET OR TELEPHONE OR MAIL
                                             24 HOURS A DAY, 7 DAYS A WEEK

                             Internet and telephone voting is available through 4pm Eastern Time the business day prior to annual meeting day.

            YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                     AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

----------------------------------------      ----------------------------------------      ----------------------------------------
            INTERNET                                          TELEPHONE                                         MAIL
   HTTP://WWW.EPROXY.COM/CLPO                               1-800-435-6710
Use the Internet to vote your proxy.            Use any touch-tone telephone to                        Mark, sign and date
Have your proxy in hand when you                vote your proxy. Have your proxy                        your proxy card
access the web site.You will be           OR    card in hand when you call. You will    OR                     and
prompted to enter your control                  be prompted to enter your control                       return it in the
number, located in the box below, to            number, located in the box below,                     enclosed postage-paid
create and submit an electronic ballot.         and then follow the directions given.                        envelope.


----------------------------------------      ----------------------------------------      ----------------------------------------

                                        IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                           YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: HTTP://WWW.CALPROP.COM